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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2005

                             GREY GLOBAL GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   0-7898                     13-0802840
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(State or other jurisdiction of     (Commission                 (IRS Employer
         incorporation)             File Number)             Identification No.)

                   777 Third Avenue, New York, New York 10017
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                    (Address of principal executive offices)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 2, 2005, Grey Global Group Inc. ("Grey") entered into (a) an amendment (the "Employment Agreement Amendment") to the employment agreement, dated as of September 11, 2004 among Edward H. Meyer, Grey, and WPP Group plc ("WPP") (the "Employment Agreement") and (b) an amendment (the "Trust Amendment") to the Grey Advertising Inc. Deferred Advertising Trust Agreement, dated as of March 22, 1995, between Grey and United States Trust Company of New York, as amended (the "Trust Agreement") (the Trust Amendment, together with the Employment Agreement Amendment, the "Amendments"). The Amendments permit the payments to Mr. Meyer pursuant to the termination of the Trust Agreement at the completion of Grey's pending merger transaction with WPP, which termination is contemplated by the Employment Agreement, to be made in kind rather than in cash.

         The summary of the Amendments contained in this Item 1.01 is qualified in its entirety by reference to the Employment Agreement Amendment and the Trust Amendment, which are filed herewith as exhibits and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         10.1 Amendment, dated as of March 2, 2005, to the Agreement, dated as of September 11, 2004, among Edward H. Meyer, Grey Global Group Inc. and WPP Group plc.

         10.2 Third Amendment, dated as of March 2, 2005, to the Grey Advertising Inc. Deferred Compensation Trust Agreement, dated as of March 22, 1995, between Grey Advertising Inc. and United States Trust Company of New York.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GREY GLOBAL GROUP INC.

Date:  March 2, 2005                                By:  /s/  Steven G. Felsher
                                                         ----------------------
                                                         Name: Steven G. Felsher
                                                         Title: Vice Chairman


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                                  EXHIBIT INDEX

   Exhibit No.               Description
   10.1              Amendment, dated as of March 2, 2005, to the Agreement,
                     dated as of September 11, 2004, among Edward H. Meyer, Grey
                     Global Group Inc. and WPP Group plc.

   10.2              Third Amendment, dated as of March 2, 2005, to the Grey
                     Advertising Inc. Deferred Compensation Trust Agreement, dated as of March 22, 1995, between Grey Advertising Inc.
                     and United States Trust Company of New York.